SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 23, 2002



                            DIGITAL POWER CORPORATION
             (Exact name of registrant as specified in its charter)


    California                   1-12711                        94-1721931
    ----------                   -------                        ----------
 (State or other           (Commission File No.)             (I.R.S. Employer
  jurisdiction                                              Identification No.)
of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)



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Item 5.  Other

     The Annual Meeting of the Shareholders of Digital Power Corporation held on September 23, 2002 was adjourned to Thursday, October 17, 2002 at 9:00 a.m. at our corporate offices located at 41920 Christy Street, Fremont, California 94538. No other business was conducted at the meeting prior the adjournment. Digital Power Corporation will continue to solicit proxies in accordance with the proxy statement mailed to shareholders and filed with the Securities and Exchange Commission for the adjourned meeting. Shareholders who have not returned their proxy card are encouraged to return their proxy card according to the instructions.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      DIGITAL POWER CORPORATION,
                                                      a California Corporation



Dated:  9/25/02                                       /S/ HAIM YATIM
                                                      --------------------------
                                                      Haim Yatim,
                                                      Chief Financial Officer